UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):      March 21, 2008

CVB FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation or organization)	0-10140 (Commission file number)	95-3629339 (I.R.S. employer identification number)

701 North Haven Avenue, Ontario, California (Address of principal executive offices)	91764 (Zip Code)

Registrant’s telephone number, including area code:      (909) 980-4030

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

         (d)  On March 21, 2008, the Compensation Committee of CVB Financial Corp. (“CVB”) approved new annual salaries for CVB’s executive officers (the “Executive Officers”). The annual salaries are as follows: Christopher D. Myers, President and Chief Executive Officer, $555,000; Edward J. Biebrich, Jr., Executive Vice President and Chief Financial Officer, $285,000; Jay W. Coleman, Executive Vice President, Sales Division, $275,000; Edward J. Mylett, Jr., Executive Vice President, Credit Management Division, $275,000; and Chris A. Walters, Executive Vice President, CitizensTrust, $240,000. A schedule reflecting these salaries is attached hereto as Exhibit 10.1.

Item 9.01         Financial Statements and Exhibits.

                           (a)        Financial Statements

                                        Not Applicable

                           (b)        Pro Forma Financial Information

                                        Not Applicable

                           (c)        Shell Company Transactions

                                        Not Applicable

                           (d)        Exhibits

                                        10.1        Schedule of Base Salaries of Named Executive Officers of the Registrant for 2008

SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                        CVB FINANCIAL CORP.
                                                                                                                        (Registrant)

Date: March 24, 2008	By: /s/ Edward J. Biebrich, Jr. Edward J. Biebrich, Jr., Executive Vice President and Chief Financial Officer